EXHIBIT 99

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                             The Bank of New York
                             Annual Analyst Meeting

                         Meeting the Challenges in 2001
                                       and
                             Leveraged for Growth

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Cautionary Language

The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company's plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from the projections. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below.

For additional detailed information, we refer you to the discussions under the heading "Forward Looking Statements" in the Company's 2000 10-K and our most recent 10-Q filed with the SEC.

The forward looking statements speak only as of January 28, 2002. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after it was made.

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Today's Agenda

     - Business recovery
     - Financial review
     - Corporate Banking
     - Strength of fee-based model
     - Global securities servicing
     - Financial estimates and goals



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Loan Portfolio

                                       $ in billions

                                 12/31/99          12/31/01
                               ------------      ------------
Total                            $ 37.5            $ 35.7

Retail/Private Banking              4.8               5.3
Large-ticket leasing                3.9               5.0
Commercial real estate              2.6               2.4

Global financial companies          9.3   25%         9.6   27%

Non-financial companies
  Media and telecom                 4.3               4.1
  Other special industries          4.7               3.4
  U.S. geographic                   5.1               3.3
  Regional commercial               2.9               2.6
                                 ------  -----     ------  -----
       Sub-total                 $ 17.0   45%      $ 13.4   38%

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Loan Disposition Program

 - 24 emerging telecom names and Enron
 - $758 million total exposure and $488 million funded at inception of program
 - $235 million special provision and charge in 4Q'01
 - Assets in a held for sale category
 - Mark-to-market gains and losses flow through Other Income
 - 12/31/01 exposure $445 million; $197 million funded

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Remaining Media And Telecom Portfolio

             $ in millions
                                            12/31/01
                                    Loans    %     # Borrowers
- --------------------------------------------------------------
Broadcasting and publishing        $1,027   27%         69
Entertainment and programming         909   24%         30
Cable TV                              851   22%         18
All other                             213    6%         17
                                   ------  ----        ---
     Total Media                   $3,000   79%        134
Established telecommunications        793   21%         37
                                   ------  ----        ---
     Total                         $3,793  100%        171
                                   ======  ===         ===



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Steadily Reducing Risk

     - Sold factoring business in 1999
        - $4 billion loan portfolio with limited cross-sell opportunities
     - Significantly reduced exposures in higher risk industries
        - Marine transportation
        - Mortgage banking
        - Healthcare
        - Emerging telecom

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Steadily Reducing Risk (continued)

     - Non-financial companies
        - Commitments reduced by $8.2 billion since '99
        - Outstandings reduced by $3.6 billion since '99
     - Overall net interest income has been maintained
        - Improved loan pricing
        - Expanded AAA securities portfolio

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Declining Loan Contribution to NII

                                     1996          2001
                                     ----          ----
     All Other Sources                47%           77%
     Corporate Banking Loans          37%           18%
     Non-Corporate Banking Loans      16%            5%
                                     ----          ----
                                     100%          100%
                                     ====          ====

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Economic Capital Allocation

                           Absolute      Risk                      2002
Sector                       Level      Profile      Return     Allocation
- --------------------------------------------------------------------------

Retail/Private Banking        Low         Low         High        Increase
Large-ticket leasing          Low        Medium      Medium       Increase
Commercial real estate        Low         High       Medium           -
Global financial companies    Low         Low         High        Increase
Non-financial companies       High        High        Low         Decrease

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Corporate Banking: 2002 Goals

     - Reduce economic capital allocated to non-financial companies by 15%, or $325 million
       - Equates to $200 million in regulatory capital
     - Reduce commitments by $7 billion and loans outstanding by $1 billion
     - Maintain net interest income flat relative to 2001
     - Improve ROE in non-financial companies loan portfolio by 2% to 12%



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Summary

     - Less risk in the loan portfolio
     - Reduced levels and volatility of loan losses
     - Less reliance on loans as a source of net interest income
     - Improved returns on capital

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Shifting the Earnings Contribution

                  percent

                                          1995     1998     2001
                                          ----     ----     ----
     Securities Serv. & Global  Paymts.    22       37       47
     Private Client & Asset Mgmt.           5        9        8
                                          ---      ---      ---
        Fiduciary/Securities Servicing     27       46       55
                                          ===      ===      ===
     Corporate Banking                     20       23       17
     Retail Banking                        15       12       11
     Financial Market Services             13       11       17
     Asset Based Lending                    7        8        0
     Credit Card                           18        0        0
                                          ---      ---      ---
                                          100      100      100

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2001 Selected New Business Wins

                               Issuer Services

Depositary Receipts                     Corporate Trust
- -------------------                     ---------------
Aluminum Corp. of China                 Chicago Housing Authority
Asia Satellite Telecom Holdings         Fortis Bank
CP HOLDRs                               General Motors Corp.
Delhaize Le Lion                        Long Island Power Authority
Europe 2001 HOLDRs                      Prudential Investment Management
France Telecom                          State of California
Lloyds TSB Group
Mitsubishi Tokyo Financial              Stock Transfer
Nomura Holdings                         --------------
Van Der Moolen Holding                  American Home Products
Vivendi Environment                     Hilton Hotels
                                        Moody's Corporation
                                        TJX Companies



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2001 Selected New Business Wins

                               Investor Services

Global Custody                          Mutual Fund & Investment Services
- --------------                          ---------------------------------
Agricultural Bank of China              AXA B Funds
Alliance & Leicester                    Blackrock Financial Management
Bordon, Inc.                            Credit Lyonnais Asset Management
Cathay Life Insurance Co.               Edinburgh Fund Managers
The Colorado Trust                      Julius Baer International
New York Life Insurance Co.             Pacific Capital Funds
Skandia Life                            Reich & Tang Funds
TOA Reinsurance                         Vanguard

Global Clearing & Collateral Mgmt.      Securities Lending
- ----------------------------------      ------------------
Abbey National Securities, Inc.         Bank of Korea
Fortis Bank                             Lincoln National Life
Landesbank Baden-Wurttemberg            Mitsubishi Trust & Banking
Mizuho Trust USA                        SEI Investments
Spear Leeds Kellogg

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2001 Selected New Business Wins

                               Execution Services

BNY ESI                                 BNY Clearing
- -------                                 ------------
Allstate Corporation                    Avian Securities
American Electric Power                 First Kentucky Securities
Bank of America                         Foothill Securities
Comerica                                IBIS Securities LLC
Federated Department Stores             Jencks & Co. LLC
Fifth Third Bank                        Korea Securities Depository
Knight Capital Markets                  Tradebonds.com
Massachusetts Financial Services        Unibanco Securities
PNC Bank/Black Rock                     Wellington Investments

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2001 Selected New Business Wins

Global Payment Services                 Asset Management
- -----------------------                 ----------------
American International Group            Credit Agricole Funds
Archer Daniels Midland                  First Energy
Cablevision Systems                     HSBC Funds
Dresdner Bank                           Lafayette College
Ford Motor Company                      Long Island Power Authority
Maytag International                    Nomura Luxembourg
San Paolo/IMI                           Old Mutual Asset Mgt.
Sanford Bernstein                       Public Service Enterprises
Zale Corporation                        Vodafone Group



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Capital Management

     - ROE consistently among highest of major banks
     - Disciplined capital allocation process
     - Highest growth businesses have highest ROE
        - Capital used for acquisitions, technology investments, and growth initiatives
     - Traditional bank activities have lower growth and ROE
        - Exit from credit cards and factoring
        - Reduction in capital to Corporate Bank and equity investing

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Capital Management

                            Reallocation of Capital

     - Corporate Bank
        - Target 15% reduction in economic capital
     - Securities portfolio
        - Fixed income, equities and sponsor/direct investing
        - Continued reduction in capital allocated to equities and sponsor/direct investing
     - Redeploy capital
        - Securities servicing/asset management acquisitions
        - Technology investment
        - Share buybacks

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Capital Management

                               P&L Implications

     - Securities and special gains in 2001: $197 million
     - $200 million of unrealized gains at 12/31/01
     - 2002 target level of $90 to $110 million
        - Special nature of NYCE gain in '01
        - Capital reallocation initiative
     - Reduction offsets 9 cents per share new GAAP benefit
     - Capital extracted from Corporate Bank will occur gradually over '02 with minimal P&L impact

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Expense Management

                    WTC Disaster: Impact on Future Expenses

     - Planning assumption: interim space costs covered by insurance
        - Higher occupancy run-rate plus sublease tails
     - May have additional equipment write-off which should be offset by insurance recovery
     - In short-term, expenses should rise somewhat given additional technology infrastructure
        - Will aggressively seek offsets



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Expense Management

                      WTC Disaster: Insurance Recoveries

     - $175 million booked in fourth quarter
     - Claim process requires significant documentation
     - More recoveries expected in '02
        - Continue to treat as non-operating

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Expense Management

                                 2002 Outlook

     - WTC disaster, securities gain reduction, and new GAAP goodwill benefit will add some "noise" to reported operating leverage
     - Committed to maintain 200 basis point positive spread in core operating leverage

                     Expect continued expense discipline

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2002 Forecast Assumptions

     - Mild recovery commencing mid-2002
     - 100 bp increase in Federal Funds rate in second half '02
     - Equity Markets: 10% rise in major U.S. market indices

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Securities Servicing Revenues

                                  '00%                '01%      '02E%
$ in millions           '00      Change      '01     Change     Range
- ----------------------------------------------------------------------
ADRs
Corporate Trust         646        28%       713       10%     13-17%
Stock Transfer
- ----------------------------------------------------------------------
International Custody
Domestic Custody        637        46%       660        4%      8-12%
Securities Lending
- ----------------------------------------------------------------------
Mutual Funds
Securities Clearance    367        20%       390        6%     12-15%
ETF/UIT
- ----------------------------------------------------------------------
Total Fee Revenue     1,650        33%     1,763        7%     12-15%



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Securities Servicing Long-Term Growth

     Market                                 Long-Term
     Rank        Business                   Core Growth
     ------      --------                   -----------
       2         International Custody        15-20%
       2         Mutual Funds                 15-20%
       1         Securities Clearance         15-20%
       1         Depositary Receipts          15-20%
       2         Corporate Trust              10-15%
       1         ETF/UIT                      10-15%
       2         Securities Lending            7-12%
       2         Domestic Custody              7-12%
       3         Stock Transfer                7-12%
                                              -------
                                        Overall  14%+

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Technology Investment
                                 $ in millions

                              1997          $308
                              1998          $360
                              1999          $400
                              2000          $493
                              2001          $588
                              2002          $660

12% increase in 2002 compared to 2001

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Credit Costs

     - Economic outlook not likely to improve until mid-year
     - Credit quality is a lagging indicator
        - NPAs will rise through mid-year, at least
        - However, loss content likely to be manageable
     - Will use charge-off capacity to achieve capital reduction objectives, where necessary

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2002 Tier 1 Capital Sources & Uses

                                        $ in millions

     Base capital generation                   $1,600
     Plus: Employee purchases                     275
           Capital reallocated from
           Corporate Bank/equity investing        250
                                               -------
                                               $2,125

     Less: Dividends                             (560)
           Acquisitions                          (600)
           Other                                 (100)
                                               -------
     Capital Available For Further
     Acquisitions/Stock Buyback                $  865



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Target Capital Ratios
                                         2002
                          2001          Target
                          ----          ------
Tier 1 capital ratio      8.05%          7.85%
Total capital ratio      11.52%         11.75%
Tangible common
 equity ratio             5.36%          5.50%

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2002 EPS Guidance

          2001 normalized EPS                 $2.01

          Core growth of 8 to 10%        .16 to .21

          Non-core items
            - New GAAP goodwill benefit         .09
            - Reduce securities gains          (.09)

          2002 EPS estimate          $2.17 to $2.22

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BNY Investment Thesis

     - Focused strategy
     - Diverse fee-based businesses
     - Global leadership in securities servicing
     - High-quality earnings
     - Active capital and expense management
     - Attractive long-term growth prospects

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Long-term Financial Goals

     Target                   Goal
     ------                   ----
    -Return on Equity         25%+
    -Return on Assets          2%
    -Efficiency Ratio         49%
    -EPS Growth Rate          12 to 14%

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